Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL. CASE NUMBER: 07-10353 (BLS) MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING SEPTEMBER 1, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended September 1, 2007
(in 000's)

Monthly Consolidated Financial Data	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007
Sales	65,839	27,876	23,922	17,668	18,508
Consolidated expenses	21,739	10,817	12,777	8,229	9,610
Income (loss) before interest, restructuring, tax & reorg	9,069	(3,318)	(6,735)	(72)	(1,360)
Reorganization items	5,340	2,129	2,972	908	1,673
Net Income (loss)	3,056	(5,708)	(10,062)	(1,497)	(3,426)

REQUIRED INSURANCE MAINTAINED			EXPIRATION	Are all accounts receivable being collected within terms?		No
AS OF SIGNATURE DATE			DATE	Are all post-petition liabilities, including taxes, being paid within terms?		Yes
				Have any pre-petition liabilities been paid?		Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008	If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008	Are all funds received being deposited into DIP bank accounts?		Yes
VEHICLE	YES (X)	NO ( )	5/4/2008	Are all funds being disbursed from DIP bank accounts?		Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008	Were any assets disposed outside of the normal course?		Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008	Were all proceeds from asset sales deposited in DIP bank accounts?		Yes
				If so, describe:	Pursuant to court order
				Are all U.S. Trustee Quarterly Fee Payments current?		Yes
				What is the status of your Plan of Reorganization?		No plan confirmed
				Are all post-petition tax returns being filed timely ?		Yes

Note: The Debtors note that the federal and state income tax returns with due dates subsequent to February 2007 are outstanding.  The Debtor has filed both federal and state tax income returns for 2005 and is currently working to file the 2006 federal and state income tax returns

				Have all bank accounts been reconciled as of the period end?		Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney	I certify under penalty of perjury that the following Monthly Operating Report, plus attachments, is true and correct to the best of my knowledge.
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347
CITY, STATE, ZIP: Wilmington, DE 1989901347
TELEPHONE: (302) 658-9200

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
September 20, 2007

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended September 1, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007

Sales	65,839	27,876	23,922	17,668	18,508
Cost of goods sold	35,032	20,377	17,880	9,511	10,258

Gross profit	30,808	7,499	6,042	8,157	8,250

Selling, general and administrative expense	21,274	10,407	12,389	8,167	9,379
Depreciation and amortization	465	410	388	62	231

Operating income (loss)	9,069	(3,318)	(6,735)	(72)	(1,360)

Reorganization expenses	5,340	2,129	2,972	908	1,673
Interest expense, net	673	261	355	517	393

Earnings (loss) before income taxes	3,056	(5,708)	(10,062)	(1,497)	(3,426)
Income taxes	0	0	0	0	0

Net earnings (loss)	3,056	(5,708)	(10,062)	(1,497)	(3,426)

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268	4,009	4,307
Advertising	2,245	736	336	371	866
Occupancy costs	6,141	3,268	3,660	2,849	3,086
Credit card fees	838	384	319	222	265
Other SG&A	1,471	655	1,806	716	855
Total selling, general and administrative expense	21,274	10,407	12,389	8,167	9,379

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: For the four week period ended September 1, an improvement in gross profit partially offset lower sales results which resulted in an operating loss slightly greater than expected.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of September 1, 2007
(in 000's)

	March 20,	May 5,	June 2,	July 7,	August 4,	September 1,
	2007	2007	2007	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,526	3,838	8,581	8,904	4,849
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950	5,736	5,764
Inventories	113,591	91,739	81,494	77,772	78,252	81,396
Income taxes refundable	7,116	7,116	7,116	7,116	7,116	7,116
Prepaid expenses	1,346	1,073	2,423	2,469	2,217	1,937
Total current assets	134,473	110,410	100,401	101,888	102,225	101,062

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478	43,883	43,524
Other assets	14,937	16,207	15,736	14,957	15,311	15,087
Total assets	199,803	176,041	164,939	162,323	161,419	159,673
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,594	10,154	12,769	15,218	16,640
Credit facility: DIP financing	53,021	15,893	10,596	17,500	17,500	17,500
Accrued liabilities	651	8,317	8,960	7,859	8,198	8,358
Deferred tax liabilities	7,152	7,152	7,152	7,152	7,152	7,152

Liabilities subject to compromise
Accounts payable	33,584	31,274	30,554	29,891	27,619	27,644
Accrued liabilities	16,598	13,415	11,902	14,415	14,331	14,259
Long-term lease financing obligations	4,011	4,004	3,997	1,684	1,682	1,681
Capital Lease Obligations	1,731	1,728	1,726	1,722	1,718	1,714
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414	9,403	9,473
Pension and SERP liabilities	8,281	8,403	8,498	8,594	8,690	8,786
Other liabilities	10,663	9,871	9,575	8,875	9,121	9,109
Total liabilities	144,908	117,927	112,459	119,875	120,632	122,316

Total shareholders' equity	54,895	58,114	52,480	42,448	40,787	37,357
Total liabilities and shareholders' equity	199,803	176,041	164,939	162,323	161,419	159,673

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: As of September 1, 2007, Hancock had $53.8 million of availability under the DIP Credit Facility.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period September 1, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007
Cash flows from operating activities:
Net earnings	3,056	(5,708)	(10,062)	(1,497)	(3,426)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,989	613	572	(436)	430
Amortization of deferred loan costs	148	83	127	235	186
LIFO charge (credit)	(7,050)	(3,596)	(1,667)	282	275
Reserve for store closings credits, including interest expense	1,677	(134)	4,608	221	(63)
Reserve for obsolete inventory	(25)	(8)	(79)	0	0
Reserve for sales returns and bad debts	(81)	0	0	3	0
Stepped rent accrual	(30)	(111)	(563)	181	(1)
Loss (gain) on disposition of property and equipment	210	72	523	(2,023)	(5)
Gain on disposition of lease financing obligations	0	0	(153)	0	0
Stock compensation expense	281	125	125	(113)	46
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)	466	252
Inventory at current cost	27,770	13,758	5,413	148	(3,387)
Other noncurrent assets	(1,418)	167	1,367	(589)	38
Increase (decrease) in liabilities
Accounts payable	6,284	840	1,952	177	1,447
Accrued liabilities	2,505	(665)	(2,853)	87	162
Postretirement benefits other than pensions	(163)	(43)	(43)	(122)	(41)
Long-term pension and SERP liabilities	245	156	158	156	157
Reserve for store closings	(77)	(202)	(202)	(94)	(11)
Other liabilities	(269)	(44)	(94)	101	(12)
Net cash used in operating activities	32,028	4,379	(1,337)	(2,817)	(3,953)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)	(21)	(101)
Proceeds from the disposition of property and equipment	489	282	134	3,165	3
Net cash used in investing activities	(109)	240	(51)	3,144	(98)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,895	0	0
Payments for lease financing	(7)	(7)	(1)	(1)	(1)
Payments for capital leases	(2)	(3)	(3)	(3)	(3)
Payments for loan costs	0	0	(715)	0	0
Purchase of treasury stock	0	0	(45)	0	0
Tax obligation settled with treasury stock	(19)	0	0	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,131	(4)	(4)
Decrease in cash and cash equivalents	(5,237)	(688)	4,743	323	(4,055)
Cash and cash equivalents:
Beginning of period	9,763	4,526	3,838	8,581	8,904
End of period	4,526	3,838	8,581	8,904	4,849

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007
	Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165	7,362	8,298
	Hancock Fabrics, LLC	111	390	729	652	335	382
	Hancock Fabrics of Michigan, Inc.	172	604	267	83	-	-
	HF Merchandising, Inc	3,585	12,546	11,857	14,864	11,168	15,006
	Hancockfabrics.com, Inc.	41	142	111	117	182	180
	HF Enterprises, Inc.	1	3	1	2	-	-
	HF Resources, Inc.	1	3	1	2	-	-

Revenue allocation by entity
		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007
	Hancock Fabrics, Inc.	15,130	46,766	25,183	22,371	16,756	17,497
	Hancock Fabrics, LLC	336	1,038	1,871	1,198	761	805
	Hancock Fabrics of Michigan, Inc.	521	1,609	686	152	-	-
	Hancockfabrics.com, Inc.	107	331	136	201	151	206
		16,094	49,745	27,876	23,922	17,668	18,508

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities. The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending September 1, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of September 1, 2007
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007
Current	80	17	28	24	48
61 - 90	12	26	7	11	7
91 - 120	27	9	19	4	7
Over 121	12	43	36	43	21
Total aged accounts receivable	131	95	90	82	83
Excess work comp. claims	463	453	456	465	464
Accounts receivable vendors	152	209	1,599	1,145	1,077
Accounts receivable employees	5	7	6	7	7
Accounts receivable pension fund	333	347	361	381	393
Customer accounts receivable*	100	100	82	80	80
Credit card sales	4,772	4,319	3,356	3,576	3,660
	5,956	5,530	5,950	5,736	5,764

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007

0 - 30	4,591	3,739	5,222	7,846	7,526
31 - 60	223	381	847	303	733
61 - 90	-	12	8	11	24
91 - 120	-	-	-	-	-
Over 121	-	-	-	-	-
Total aged accounts payable	4,814	4,132	6,077	8,160	8,283
Distribution center inventory in transit	1,333	2,556	2,557	3,249	4,442
Drop ship inventory in transit*	1,314	1,033	1,488	1,711	1,898
Misc. expense accruals*	1,133	2,433	2,647	2,098	2,017

Total unpaid post-petition payables	8,594	10,154	12,769	15,218	16,640

* Amount shown are estimated based
on historical data.

** The accounts payable agings is based on the invoice date

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of September 1, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007

Proceeds
Fixtures	481.4	282.0	134.0	3.2	3.0
Vehicles	7.6	-	-	13.0	-
Land	-	-	-	3,148.8	-
	489.0	282.0	134.0	3,165.0	3.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.